Exhibit 99.1

Forward-Looking Statements

Some of the statements contained in this presentation may constitute forward-looking statements within the meaning of the federal securities laws. Forward-looking statements relate to expectations, projections, plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. In some cases, you can identify forward-looking statements by the use of forward-looking terminology such as "may," "will," "should," "expects," "intends," "plans," "anticipates," "believes," "estimates," "predicts," or "potential" or the negative of these words and phrases or similar words or phrases that are predictions of or indicate future events or trends and which do not relate solely to historical matters. You can also identify forward-looking statements by discussions of strategy, plans or intentions.

The forward-looking statements contained in this presentation reflect our current views about future events and are subject to numerous known and unknown risks, uncertainties, assumptions and changes in circumstances that may cause actual results to differ significantly from those expressed or contemplated in any forward-looking statement.

While forward-looking statements reflect our good faith projections, assumptions and expectations, they are not guarantees of future results. Furthermore, we disclaim any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, new information, data or methods, future events or other changes, except as required by applicable law. Factors that could cause our results to differ materially include, but are not limited to: (1) general economic conditions and multifamily and commercial real estate market conditions, (2) changes in interest rates, (3) regulatory and/or legislative changes to Freddie Mac, Fannie Mae or HUD, (4) our ability to retain and attract loan originators and other professionals, (5) success of our various investments funded with corporate capital, (6) changes in federal government fiscal and monetary policies, including any constraints or cuts in federal funds allocated to HUD for loan originations, and (7) our obligations to repurchase or indemnify the GSEs for loans we originate under their programs, including additional charges or losses related to loans we have already repurchased or indemnified and new repurchase requests we may receive from the GSEs related to the previously identified instances of borrower fraud, additional instances of borrower fraud, or other reasons.

For a further discussion of these and other factors that could cause future results to differ materially from those expressed or contemplated in any forward-looking statements, see the section titled "Risk Factors" in our most recent Annual Report on Form 10-K, as it may be updated or supplemented by our subsequent Quarterly Reports on Form 10-Q and other SEC filings. Such filings are available publicly on our Investor Relations web page at www.walkerdunlop.com.

Non-GAAP Financial Measures

To supplement our financial statements presented in accordance with United States generally accepted accounting principles ("GAAP"), the Company uses adjusted EBITDA, adjusted core net income, adjusted core EPS, net income excluding charges, diluted EPS excluding charges, and adjusted EBITDA excluding charges, which are non-GAAP financial measures. The presentation of these non-GAAP financial measures is not intended to be considered in isolation or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP. When analyzing our operating performance, readers should use adjusted EBITDA, adjusted core net income, adjusted core EPS, diluted EPS excluding charges, and adjusted EBITDA excluding charges, in addition to, and not as an alternative for, net income and diluted EPS.

Adjusted EBITDA represents net income before income taxes, interest expense on our corporate debt, and amortization and depreciation, adjusted for provision (benefit) for credit losses, net write-offs based on the final resolution of the defaulted loans or collateral, loan repurchase losses, stock-based compensation, the fair value of expected net cash flows from servicing, net, the write-off of the unamortized balance of deferred issuance costs associated with the repayment of a portion of our corporate debt, goodwill impairment, and contingent consideration liability fair value adjustments when the fair value adjustment is a triggering event for a goodwill impairment assessment.

Adjusted core net income and adjusted core EPS represent net income adjusted for amortization and depreciation, provision (benefit) for credit losses, net write-offs based on the final resolution of the defaulted loans or collateral, the fair value of expected net cash flows from servicing, net, the income statement impact from periodic revaluation and accretion associated with contingent consideration liabilities related to acquired companies, goodwill impairment, and other adjustments.

Net income excluding charges and diluted EPS excluding charges represent net income excluding indemnified and repurchased loan expenses and asset impairments and other expenses.

Adjusted EBITDA excluding charges represents net income before income taxes, interest expense on our corporate debt, and amortization and depreciation, adjusted for provision (benefit) for credit losses, net write-offs based on the final resolution of the defaulted loans or collateral, loan repurchase losses, stock-based compensation, the fair value of expected net cash flows from servicing, net, goodwill impairment, contingent consideration liability fair value adjustments when the fair value adjustment is a triggering event for a goodwill impairment assessment, indemnified and repurchased loan expenses, and asset impairments and other expenses.

The Company is unable to provide a reconciliation of its forward-looking non-GAAP financial measure, Adjusted EBITDA and Adjusted Core EPS, to the most directly comparable GAAP financial measure, net income (loss) and EPS, without unreasonable effort. This is due to the inherent difficulty of forecasting certain items that are excluded from Adjusted EBITDA and Adjusted Core EPS, including, but not limited to, the impact of non-cash share-based compensation expense, acquisition-related costs, restructuring charges, gains or losses on asset sales, and other non-recurring or unusual items. The timing, magnitude, and impact of these items are uncertain and could be material to the Company's results computed in accordance with GAAP. Accordingly, a reconciliation of this forward-looking non-GAAP financial measure to the most directly comparable GAAP financial measure is not available without unreasonable effort.

2 INVESTOR DAY 2026 WALKER & DUNLOP®

3 INVESTOR DAY 2026 Non - GAAP Financial Measures (continued) Furthermore, adjusted EBITDA is not intended to be a measure of free cash flow for our management’s discretionary use, as it doe s not reflect certain cash requirements such as tax and debt service payments. The amounts shown for adjusted EBITDA may also differ from the amounts calculated under similarly titled definitions in our debt instruments, which are further adjusted to reflect certain other cash and non - cash charges that a re used to determine compliance with financial covenants. Because not all companies use identical calculations, our presentation of adjusted EBITDA, adjusted co re net income and adjusted core EPS may not be comparable to similarly titled measures of other companies. We use adjusted EBITDA, adjusted core net income, adjusted core EPS, net income excluding charges, diluted EPS excluding char ges , and adjusted EBITDA excluding charges, t o evaluate the operating performance of our business, for comparison with forecasts and strategic plans and for benchmarking performance externally against competitors. We believe that these non - GAAP measures, when read in conjunction with the Company's GAAP financial information, provide useful information to investors by offering:  the ability to make more meaningful period - to - period comparisons of the Company's on - going operating results;  the ability to better identify trends in the Company's underlying business and perform related trend analyses; and  a better understanding of how management plans and measures the Company's underlying business. We believe that these non - GAAP financial measures have limitations in that they do not reflect all of the amounts associated with the Company's results of operations as determined in accordance with GAAP and that these non - GAAP financial measures should only be used to evaluate the Company's results of operations in conjunction with the Company’s GAAP financial information . For more information on adjusted EBITDA, adjusted core net income, adjusted core EPS, net income excluding charges, diluted EPS excluding charges, and adjusted EBITDA excluding charges, refer to the Appendix in this presentation .

INVESTOR DAY 2026 STRATEGIC OVERVIEW WILLY WALKER Chairman & Chief Executive Officer

JOURNEY TO ‘30 To be the very best commercial real estate capital markets company in the world

2010 157 8 OFFICES EMPLOYEES 6 INVESTOR DAY 2026

$15 $50 At December 31, 2010 At December 31, 2015 SCALE: 2010 - 2015 $3 $18 2010 2015 Total Transaction Volume (in billions) 43% CAGR $122 $468 2010 2015 31% CAGR Total Revenues (in millions) Total Servicing Portfolio (in billions) 27% CAGR 7 INVESTOR DAY 2026

2015 504 25 OFFICES EMPLOYEES 8 INVESTOR DAY 2026

9 VISION 2020 $1 BILLION IN ANNUAL REVENUES $8 B+ ASSET MANAGEMENT PLATFORM $100 B+ SERVICING PORTFOLIO $30B+ ANNUAL DEBT FINANCING VOLUME $8 B+ ANNUAL PROPERTY SALES VOLUME 9 INVESTOR DAY 2026

$50 $107 At December 31, 2015 At December 31, 2020 $18 $41 2015 2020 DIVERSIFY : 2015 - 2020 Total Transaction Volume (in billions) 18% CAGR Total Revenues (in millions) Total Servicing Portfolio (in billions) 16% CAGR $468 $1,084 2015 2020 18% CAGR 10 INVESTOR DAY 2026

WHERE WE ARE GOING GROW DEBT FINANCING VOLUME GROW PROPERTY SALES VOLUME GROW INVESTMENT BANKING AND ASSET MANAGEMENT BUSINESSES THE WALKER WAY $25B+ Sales Volume $10B+ Assets Under Management Be a Great Place to Work / Grow Affordable Lending / Donate 1% of Income from Operations / Reduce Carbon Emission $60B+ Origination Volume / $5B+ Small Balance Loans / $160B Servicing Portfolio Diluted EPS $13.00+ Total Revenues $2.0B+ 11 INVESTOR DAY 2026

$107 $144 At December 31, 2020 At December 31, 2025 $1,084 $1,234 2020 2025 $41 $55 2020 2025 DIGITIZE : 2020 - 2025 Total Transaction Volume (in billions) 6% CAG R Total Revenues (in millions) Total Servicing Portfolio (in billions) 6% CAGR 3% CAGR 12 INVESTOR DAY 2026

RAPIDLY RISING INTEREST RATES LED TO SIGNIFICANT DROP IN TRANSACTION ACTIVITY $504 $490 $530 $574 $601 $614 $891 $816 $429 $498 $634 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 3.50% 4.00% 4.50% 5.00% $- $100 $200 $300 $400 $500 $600 $700 $800 $900 $1,000 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 Debt Origination Volume Average Annual 10yr UST Total CRE Debt Originations and Average U.S. Ten - Year Treasury Rate ($ in billions) 13 INVESTOR DAY 2026 Sources: MBA Annual Origination Summation Reports and CREF Forecast; Bloomberg

$215,849 $309,278 $325,095 $300,123 $328,549 $315,905 2020 2021 2022 2023 2024 2025 Adjusted EBITDA 1 (in thousands) CONTINUED STRENGTH OF ADJUSTED EBITDA REFLECTS RESILIENT BUSINESS MODEL 14 INVESTOR DAY 2026 1) This is a non - GAAP financial measure. For a reconciliation of the measure to its nearest GAAP equivalent, refer to the appendix of this presentation. 2) Excluding Indemnified and repurchased loan expenses and Asset impairments and other expenses. 2

MSR REVENUE DECLINE DRIVEN BY DURATION SHIFT AND FEE COMPRESSION 1) T he fair value of expected net cash flows from servicing, net of guaranty obligation . 15 INVESTOR DAY 2026 Total WD GSE Origination Volume and MSR Revenue 1 ($ in millions) $- $50 $100 $150 $200 $250 $300 $350 $400 $- $5,000 $10,000 $15,000 $20,000 $25,000 2020 2021 2022 2023 2024 2025 GSE Origination Volume MSR Revenue

16 INVESTOR DAY 2026 STRATEGIC INVESTMENTS SUPPORTING MULTIFAMILY GROWTH INSTITUTIONAL CAPITAL MARKETS ADVISORY STUDENT HOUSING SALES LAND SALES AFFORDABLE HOUSING DEBT AND EQUITY HIRING AND RETENTION

2020 2021 2022 2023 2024 2025 2026 Goal Average Transaction Volume per Banker/Broker TRANSACTION VOLUME PER BANKER/BROKER STEADILY RECOVERING $209 Million $313 Million $270 Million $141 Million $177 Million $248 Million $300 Million 17 INVESTOR DAY 2026

18 INVESTOR DAY 2026 STRATEGIC INVESTMENTS SUPPORTING INSIGHTS AND PRODUCTIVITY ARTIFICIAL INTELLIGENCE AND DATA CAPABILITIES HOUSING RESEARCH AND INVESTMENT BANKING VALUATION ADVISORY

2025 Top Fannie Mae DUS® Lenders Company Walker & Dunlop 1 Wells Fargo 2 CBRE 3 Berkadia 4 Newmark 5 2025 Top Freddie Mac Optigo ® Lenders Company Berkadia 1 JLL 2 Walker & Dunlop 3 CBRE 4 Newmark 5 2025 Top GSE Lenders 2 Company Berkadia 1 Walker & Dunlop 2 CBRE 3 Wells Fargo 4 JLL 5 MULTIFAMILY MARKET LEADERSHIP IN 2025 2025 Top Multifamily Brokers 1 Company CBRE 1 JLL 2 Newmark 3 Walker & Dunlop 4 Marcus & Millichap 5 Sources: 1) Green Street's Real Estate Alert Multifamily Broker Rankings: top brokers representing sellers in deals of at lea st $25 million; and 2) Fannie Mae and Freddie Mac combined deliveries 19 INVESTOR DAY 2026

CRE Services Specialized Comprehensive CRE Capital Markets Comprehensive COMPETITIVE POSITIONING 2030 20 INVESTOR DAY 2026

JOURNEY TO ‘30 TARGETS GROW GLOBAL DEBT FINANCING VOLUME $80B+ Origination Volume GROW GLOBAL PROPERTY SALES VOLUME $35B+ Volume Sales ADJUSTED EBITDA 1 $400 – $500M TOTAL REVENUES $2B+ EPS $8.00 – $10.00 ADJUSTED CORE EPS 1 $8.00 – $10.00 INVESTOR DAY 2026 1) This is a non - GAAP financial measure the company presents to help investors better understand our financial performance. 21

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SECTOR SPECIFIC INVESTORS BROADER MARKET OPPORTUNITY GLOBAL ALTERNATIVE ASSET MANAGERS Requires Integrated Capital Solutions Tailored to Each Client REGIONAL ODM’S (OWNERS, DEVELOPERS, MANAGERS) TRADITIONAL ASSET MANAGERS 23 INVESTOR DAY 2026GS1

ACCELERATING GROWTH OF INSTITUTIONAL CRE OWNERSHIP Real Estate Assets Under Management (“AUM”) (in billions) The 28% CAGR significantly outpaces the market CAGR, which is estimated to be at 10% over the same period. 24 INVESTOR DAY 2026 $18 $19 $29 $30 $28 $34 $36 $163 $187 $279 $326 $337 $315 $319 $13 $15 $41 $51 $50 $58 $114 $9 $12 $18 $64 $69 $80 $86 $0 $100 $200 $300 $400 $500 $600 2019 2020 2021 2022 2023 2024 2025 Carlyle Blackstone Ares KKR $203 $471 $484 $233 $367 $487 $555 Source: Carlyle, Blackstone, Ares, KKR SEC Filings

2025 1,466 46 OFFICES EMPLOYEES 25 INVESTOR DAY 2026

STATE OF THE HOUSING MARKET Ivy Zelman POWER OF THE WD PLATFORM Steve Theobald CAPITAL MARKETS Kris Mikkelsen Don King Sheri Thompson Alison Williams SERVICING AND CREDIT Jim Schroeder WD TECHNOLOGY Megan Strachan FINANCIALS Greg Florkowski CLOSING REMARKS Willy Walker 26 INVESTOR DAY 2026

INVESTOR DAY 2026 HOUSING MARKET UPDATE IVY ZELMAN EVP Research & Securities

INVESTOR DAY 2026 THE POWER OF THE PLATFORM STEVE THEOBALD EVP & Chief Operating Officer

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A UNIFIED PLATFORM Driving client engagement, revenue, and margin expansion SCALE BENEFITS IMPROVED RISK CONTROL GREATER WALLET SHARE RECURRING REVENUE 30 INVESTOR DAY 2026

CREATING VALUE ACROSS ASSET LIFECYCLE 1 EARLY ENGAGEMENT • Research : Where to invest • Valuation : What your property is worth • WD Suite : Refine the investment thesis 3 DEAL MANAGEMENT • Best Execution: Finding best capital source, buyer, etc. • Underwriting: Managing and mitigating credit risk • Loan Servicing: Loan boarding and ongoing borrower relationship 2 TRANSACTION ADVISORY • Buy • Sell • Hold • Recapitalize SUPPORTED BY WD TECH Shared data | Shared workflows | Shared client intelligence 31 INVESTOR DAY 2026

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JOURNEY TO ‘30 TARGETS GROW GLOBAL DEBT FINANCING VOLUME $80B+ Origination Volume GROW GLOBAL PROPERTY SALES VOLUME $35B+ Volume Sales ADJUSTED EBITDA 1 $400 – $500M TOTAL REVENUES $2B+ EPS $8.00 – $10.00 ADJUSTED CORE EPS 1 $8.00 – $10.00 INVESTOR DAY 2026 1) This is a non - GAAP financial measure the company presents to help investors better understand our financial performance. 34

KRIS MIKKELSEN DON KING SHERI THOMPSON ALISON WILLIAMS JIM SCHROEDER MEGAN STRACHAN 35 INVESTOR DAY 2026 GREG FLORKOWSKI UPCOMING SPEAKERS

INVESTOR DAY 2026 CAPITAL MARKETS SHERI THOMPSON ALISON WILLIAMS KRIS MIKKELSEN DON KINGGS1GS2

KRIS MIKKELSEN EVP & Co - Head of Capital Markets INVESTOR DAY 2026

CLIENT - CENTRIC BUSINESS MODEL INVESTOR DAY 2026 38

NET PROMOTER SCORE Walker & Dunlop Net Promoter Score INVESTOR DAY 2026 39GS1

ROLE OF CAPITAL MARKETS FEEDS THE SERVICING PORTFOLIO EXPANDS DATA DENSITY DEEPENS CLIENT RELATIONSHIPS Source (for historical and forecast origination volumes): Mortgage Bankers Association (MBA) Annual Originations Summation Re por t and MBA CREF Forecast: Various Real Estate Alerts and company assumptions INVESTOR DAY 2026 40

COMPETITIVE POSITIONING CRE Services Specialized Comprehensive CRE Capital Markets Comprehensive 2030 INVESTOR DAY 2026 41

ORGANIZE AROUND OUR CLIENTS Integrated Capital Solutions & Coverage - Tailored to Each Client GLOBAL ALTERNATIVE ASSET MANAGERS TRADITIONAL ASSET MANAGERS SECTOR SPECIFIC INVESTORS REGIONAL ODM’S (OWNERS, DEVELOPERS, MANAGERS) INVESTOR DAY 2026 42

WALKER & DUNLOP MOMENTUM ’24 - ’25 % Change Market Share (%) 2025 Amount ($B) 32.9 20.4 $24.8 CBRE 1 22.2 17.5 $21.2 JLL 2 40.8 16.4 $19.9 Newmark 3 42.0 10.2 $12.5 Walker & Dunlop 4 - 5.2 7.7 $9.4 Marcus & Millichap 5 - 5.3 7.2 $8.7 Berkadia 6 - 8.0 6.9 $8.4 Eastdil Secured 7 2.2 5.2 $6.3 Cushman & Wakefield 8 12.6 2.8 $3.5 Northmarq 9 36.3 1.4 $1.7 Colliers 10 Source: GreenStreet’s Real Estate Alert, t op brokers representing sellers in deals of at least $25 million Top Brokers of Multifamily Properties 1 INVESTOR DAY 2026 43

CAPITAL MARKETS GROUP 2030 DESTINATION $115bn VOLUME $1.1+bn REVENUE INVESTOR DAY 2026 44

HOW ARE WE GOING TO GET THERE? MARKET SHARE GROWTH DIVERSIFICATION MARKET GROWTH INVESTOR DAY 2026 45

DON KING EVP & Co - Head of Capital Markets INVESTOR DAY 2026

REGULATORY BARRIERS SCALED LEADERSHIP RECURRING REVENUE COST OF CAPITAL INVESTOR DAY 2026 W&D MULTIFAMILY THE MULTIFAMILY MOAT 47

INVESTOR DAY 2026 MULTIFAMILY MARKET GROWTH $360 $487 $480 $246 $289 $331 8.6% 8.7% 7.6% 8.2% 8.7% 10.6% 2020 2021 2022 2023 2024 2025 Multifamily Loan Originations WD Multifamily Originations as % of Overall Market Total Multifamily Loan Originations (in billions) Source: Mortgage Banker ’s Association 48

MU LTIFAMILY MARKET BACKDROP SUPPORTS GROWTH Source: Mortgage Banker ’s Association INVESTOR DAY 2026 Total Commercial Loan Originations (in billions) $331 $399 $303 $406 $- $100 $200 $300 $400 $500 $600 $700 $800 $900 2025 2026 Forecast Mutifamily Volume Non-Multifamily Volume 49

MARKET SHARE GROWTH GROW INVESTMENT SALES AND IMPROVE TIE RATES INCREASE AVG. VOLUME PER BANKER/BROKER HIRE TOP TALENT INVESTOR DAY 2026 50

SHERI THOMPSON EVP & Head of Affordable Housing INVESTOR DAY 2026

ONE COORDINATED PLATFORM • GSE debt • HUD financing • Bridge lending • LIHTC equity • Property sales INVESTOR DAY 2026 Property Sales Equity Bridge Lending GSE & HUD Debt 52 GS1

AFFORDABLE HOUSING COMPLEXITIES • Layered capital structures • Regulatory constraints • Compliance timelines • Public policy mandates INVESTOR DAY 2026 53 INVESTOR DAY 2026

INVESTOR DAY 2026 Why Affordable? To Meet America’s Affordable Housing Needs • Expanded GSE affordable housing goals • Increased GSE LIHTC equity allocations • Greater emphasis at HUD on affordable solutions • Growing institutional investor interest 54

2X VOLUME INVESTOR DAY 2026 W&D AFFORDABLE AFFORDABLE STRATEGY STRENGTHENS MULTIFAMILY MOAT 55

AFFORDABLE HOUSING IS LIFECYCLE - DRIVEN Initial syndication Bridge - to - perm Perm Debt Re - syndication/Financing Property Sale Servicing INVESTOR DAY 2026 56

HOW WE SCALE EXPAND AFFORDABLE PROPERTY SALES COVERAGE SCALE EQUITY AND DISPOSITIONS EXPAND BRIDGE LENDING INVESTOR DAY 2026 57

EXPAND BRIDGE LENDING SALES REQUIRING REGULATORY APPROVAL RELATIONSHIP RETENTION PERMANENT DEBT PULL THROUGH COMPLEX LIHTC AND SECTION 8 TIMING INVESTOR DAY 2026 58

EXPAND AFFORDABLE PROPERTY SALES COVERAGE PORTFOLIO VISIBILITY EARLY INSIGHT BROADER ADVISORY STRONG DEBT CAPTURE INVESTOR DAY 2026 59

REVENUE GENERATION ACROSS THE LIFE CYCLE INVESTOR DAY 2026 • Syndication Revenue • Permanent Debt Fees TRANSACTION REVENUES RECURRING REVENUES TRANSACTION REVENUES • LIHTC Fund Asset Management Fees • Fund Reimbursables • Re - Syndication Revenue • Property Sales Broker Fees • Refinancing Fees 60

INVESTOR DAY 2026 61

INVESTOR DAY 2026 ALISON WILLIAMS EVP & Head of Real Estate Finance

INVESTOR DAY 2026 EXPANDING BEYOND MULTIFAMILY UNLOCKS SIGNIFICANT GROWTH OPPORTUNITY ? Source (for historical and 2026 forecast origination volumes): Mortgage Bankers Association (MBA) Annual Originations Summati on Report and MBA CREF Forecast. Source (for 2030 forecast origination volumes) Walker & Dunlop Assumptions. Non - m ultifamily represents around 40 – 50% of the total lending market . Total Commercial Loan Originations (in billions) $602 $614 $891 $816 $429 $498 $634 $805 $840 2019 2020 2021 2022 2023 2024 2025 2026 Forecast 2030 Forecast Non-Multifamily Volume Mutifamily Volume 2% Market Share 63

STRONG MOMENTUM IN NON - MULTIFAMILY DEBT BROKERAGE ? WD Non - Multifamily Debt Brokerage Volume (in billions) $3.7 $6.2 2020 2025 INVESTOR DAY 2026 68% Growth 2020 - 2025 28% Growth 2024 - 2025 64

THREE STRATEGIC PRIORITIES TO ACCELERATE GROWTH INVESTOR DAY 2026 SCALING EMEA PLATFORM DEEPENING COVERAGE ACROSS ASSET CLASSES EXPANDING COVERAGE IN CORE AREAS 65 GS1TG2

EXECUTION IN CORE MARKETS IS DRIVING LARGE TRANSACTIONS INVESTOR DAY 2026 EXPANDING COVERAGE IN CORE AREAS 66 GS1TG2

EARLY SUCCESS IN EMEA CAPITAL MARKETS INVESTOR DAY 2026 SCALING EMEA PLATFORM 67 GS1TG2

BROADENING ASSET CLASS COVERAGE UNLOCKS OPPORTUNITY INVESTOR DAY 2026 DEEPENING COVERAGE ACROSS ASSET CLASSES 68 GS1TG2

INVESTOR DAY 2026 LEVERAGING TECHNOLOGY – THE WDSUITE PLATFORM ADVANTAGE 69

KEY LEVERS TO ACCELERATE VOLUME AND REVENUE GROWTH IN CAPITAL MARKETS INVESTOR DAY 2026 70 $115B CM Volumes and $1.1+B CM Revenues

INVESTOR DAY 2026 SERVICING & CREDIT JIM SCHROEDER EVP Debt Operations

THE POWER OF WD’S SERVICING PORTFOLIO DATA AND TECHNOLOGY HIGH MARGIN CASH REVENUES STRATEGIC VALUE STRONG CREDIT INVESTOR DAY 2026 72

$107,212 $115,701 $123,134 $130,472 $135,287 $143,978 $254 $287 $353 $466 $494 $490 $- $100 $200 $300 $400 $500 $600 $- $25,000 $50,000 $75,000 $100,000 $125,000 $150,000 At December 31, 2020 At December 31, 2021 At December 31, 2022 At December 31, 2023 At December 31, 2024 At December 31, 2025 Servicing - Related Fees Servicing Portfolio Servicing Portfolio Servicing Related Revenues PORTFOLIO GROWTH DRIVES STEADY CASH GENERATION Servicing Portfolio and Servicing Related Fees (in millions) INVESTOR DAY 2026 73

GAINING EFFICIENCIES USING TECHNOLOGY INVESTOR DAY 2026 74

VALUE OF RETAINED SERVICING 91 75 CUSTOMER SATISFACTION SCORE NET PROMOTER SCORE INVESTOR DAY 2026 75

WE ARE SKILLED AT TURNING NEW CLIENTS INTO REPEAT CLIENTS INVESTOR DAY 2026 62% 69% 72% 72% 2022 2023 2024 2025 Walker & Dunlop New GSE Refinancings 76

SERVICING PORTFOLIO MATURITIES OVER THE NEXT 5 YEARS INVESTOR DAY 2026 2026 2027 2028 2029 2030 $5.4 $9.8 $13.9 $22.2 $23.9 Servicing Portfolio Maturities (in billions) 77

INVESTOR DAY 2026 $34bn +$10bn $23bn 34% Recapture rate 50% Recapture rate Current Contribution Total Contribution 70% Recapture rate Total Contribution $23bn $34bn $47bn 78 HIGHER RECAPTURE RATE WILL DRIVE INCREMENTAL FINANCING VOLUME

GSE PORTFOLIO GROWTH SUPPORTED BY CONSISTENTLY STRONG CREDIT PERFORMANCE 1) At - risk servicing portfolio is defined as the balance of Fannie Mae Delegated Underwriting and Servicing (“DUS”) loans subject t o the risk - sharing formula, as well as a small number of Freddie Mac loans on which we share in the risk of loss. 2) The net write - off for the year ended December 31, 2023 includes the $6.0 million write - off of a collateral - based reserve related to a loan held for investment. INVESTOR DAY 2026 $40,725 $48,417 $58,858 $66,334 $72,633 $85,891 $90,540 $97,045 $103,030 $107,382 $115,304 $- $20,000 $40,000 $60,000 $80,000 $100,000 $120,000 at December 31, 2015 at December 31, 2016 at December 31, 2017 At December 31, 2018 At December 31, 2019 At December 31, 2020 At December 31, 2021 At December 31, 2022 At December 31, 2023 At December 31, 2024 At December 31, 2025 Fannie Mae Freddie Mac 0.00% 0.00% 0.01% 2 0.01% 0.00% 0.00% 0.00% 0.00% 0.00% 0.01% 0.00% Net write - offs as % of at - risk servicing portfolio 1 W&D GSE Servicing Portfolio (in millions) 79GS1KD2

UNDERWRITING AND CREDIT ENHANCEMENTS INVESTOR DAY 2026 80GS1

WDSUITE SERVICING INVESTOR DAY 2026 81

INVESTOR DAY 2026 TECHNOLOGY DR. MEGAN STRACHAN EVP & Chief Informatio n Officer From Friction to Flow

We create time. 83 INVESTOR DAY 2026

WDSUITE FROM FRICTION TO FLOW One Interconnected Platform for • any deal type, • any client, • every employee. INVESTOR DAY 2026 84

Built side by side, with the business . 85 INVESTOR DAY 2026

WDSUITE RESEARCH OUR DIGITAL FRONT DOOR 86 INVESTOR DAY 2026

WDSUITE FINANCING OUR DIGITAL DEAL ENGINE 87 INVESTOR DAY 2026

WDSUITE SERVICING OUR DIGITAL CLIENT LIFECYCLE 88 INVESTOR DAY 2026

89 INVESTOR DAY 2026 Speed up the model we know. Prepare for the one that’s coming.

THE INTELLIGENT CORE ;  WHERE DATA & AI COMPOUND  No deal is a one - off effort. Every deal benefits from everything we know.  90 INVESTOR DAY 2026

TRANSITION SLIDE TO FINANCIALS WITH GREG INVESTOR DAY 2026 FINANCIAL OUTLOOK GREG FLORKOWSKI EVP & Chief Financial Officer

CAPITAL MARKETS REVENUES DECREASED DUE TO MARKET CONTRACTION $- $200 $400 $600 $800 $1,000 $1,200 $1,400 $1,600 $1,800 $2,000 $- $10,000 $20,000 $30,000 $40,000 $50,000 $60,000 $70,000 $80,000 2020 2021 2022 2023 2024 2025 Total Transaction Volume Total Revenues Total Transaction Volumes and Revenues (in millions ) 72% 70% 58% 46% 47% 53% 28% 30% 42% 54% 53% 47% $- $200 $400 $600 $800 $1,000 $1,200 $1,400 2020 2021 2022 2023 2024 2025 Capital Markets SAM SAM v. Capital Markets Segment Revenues (in millions ) 92 INVESTOR DAY 2026

Diluted Earnings Per Share 93 INVESTOR DAY 2026 Adjusted EBITDA 2 (in thousands) 1) Excluding Indemnified and repurchased loan expenses and Asset impairments and other expenses. 2) This is a non - GAAP financial measure. For a reconciliation of the measure to GAAP net income, refer to the appendix of this pres entation. DILUTED EPS PRESSURED WHILE ADJUSTED EBITDA REMAINED HEALTHY $215,849 $309,278 $325,095 $300,123 $328,549 $315,905 2020 2021 2022 2023 2024 2025 1 $7.69 $8.15 $6.36 $3.18 $3.19 $3.35 1,2 2020 2021 2022 2023 2024 2025

94 INVESTOR DAY 2026 M&A STRATEGY HAS SIGNIFICANTLY BOLSTERED THE WD PLATFORM AFFORDABLE HOUSING | RESEARCH & DATA | TECHNOLOGY | CAPITAL MARKETS ADVISORY AKS CAPITAL PARTNERS

POWER OF THE PLATFORM 95 INVESTOR DAY 2026

JOURNEY TO ‘30 TARGETS GROW GLOBAL DEBT FINANCING VOLUME $80B+ Origination Volume GROW GLOBAL PROPERTY SALES VOLUME $35B+ Volume Sales ADJUSTED EBITDA 1 $400 – $500M TOTAL REVENUES $2B+ EPS $8.00 – $10.00 ADJUSTED CORE EPS 1 $8.00 – $10.00 INVESTOR DAY 2026 1) This is a non - GAAP financial measure the company presents to help investors better understand our financial performance. 96

JOURNEY TO ‘30 REVENUE TARGET INVOLVES ARCHITECTED GROWTH FROM ALL KEY BUSINESS LINES 97 INVESTOR DAY 2026 $1.25B $2B+ 2025 2030 STRATEGIC PRODUCTS ($50 - $100M) CAPITAL MARKETS ($475 - $750M) SERVICING ($50 - $100M)

6% 2025 CREDIT NORMALIZATION CAPITAL MARKETS PRODUCTIVITY EXPAND EMERGING BUSINESSES LEVERAGE THE PLATFORM 2030 15 - 20% 98 INVESTOR DAY 2026 OPERATING MARGIN EXPANSION DRIVEN BY FOUR OPERATIONAL LEVERS

FULL - YEAR 2026 AND 2030 FINANCIAL OUTLOOK 99 INVESTOR DAY 2026 Adjusted Core Earnings Per Share Adjusted EBITDA 2026 OUTLOOK RANGE Diluted Earnings Per Share $4.50 - $5.00 $300 - $325 MILLION $8.00 - $ 10.00 $8.00 - $10.00 $400 - $500 MILLION $3.50 - $4.00 2030 OUTLOOK RANGE

UPDSIDE LEVERS THAT COULD DRIVE STRONGER PERFORMANCE 100 INVESTOR DAY 2026

DISCIPLINED CAPITAL ALLOCATION DRIVING GROWTH AND RETURNS 101 INVESTOR DAY 2026

INVESTOR DAY 2026 CLOSING REMARKS WILLY WALKER Chairman & Chief Executive Officer

JOURNEY TO ‘30 To be the very best commercial real estate capital markets company in the world

CRE Services Specialized Comprehensive CRE Capital Markets Comprehensive COMPETITIVE POSITIONING 2030 104 INVESTOR DAY 2026

2025 1,466 46 OFFICES EMPLOYEES 105 INVESTOR DAY 2026

106 INVESTOR DAY 2026

KRIS MIKKELSEN DON KING SHERI THOMPSON ALISON WILLIAMS JIM SCHROEDER MEGAN STRACHAN 107 INVESTOR DAY 2026 GREG FLORKOWSKI STEVE THEOBALD IVY ZELMAN

JOURNEY TO ‘30 Q&A

Appendix

ADJUSTED FINANCIAL MEASURE RECONCILIATION TO GAAP

Reconciliation of Walker & Dunlop Net Income to Adjusted EBITDA

(in thousands)	Year ended December 31, 2025	Year ended December 31, 2024	Year ended December 31, 2023	Year ended December 31, 2022	Year ended December 31, 2021	Year ended December 31, 2020
Walker & Dunlop Net Income	**$ 56,247**	**$ 108,167**	**$ 107,357**	**$ 213,820**	**$ 265,762**	**$ 246,177**
Income tax expense	22,013	30,543	35,026	56,034	86,428	84,313
Interest expense on corporate debt	64,715	69,686	68,476	34,233	7,981	8,550
Amortization and depreciation	238,682	237,549	226,752	235,031	210,284	169,011
Provision (benefit) for credit losses	9,586	10,839	(10,452)	(11,978)	(13,287)	37,479
Loan repurchase losses[1]	20,092	—	—	—	—	—
Net write-offs	—	(468)	(8,041)	(4,631)	—	—
Stock-based compensation expense	26,747	27,326	27,842	33,987	36,582	28,319
Goodwill impairment, net of contingent consideration liability fair value adjustments[2]	—	(1,500)	(500)	—	—	—
Gain from revaluation of previously held equity-method investment	—	—	—	(39,641)	—	—
Write-off of unamortized issuance costs from corporate debt paydown[3]	4,215	—	(4,420)	—	2,673	—
MSR income[4]	(179,681)	(153,593)	(141,917)	(191,760)	(287,145)	(358,000)
Adjusted EBITDA	**$ 262,616**	**$ 328,549**	**$ 300,123**	**$ 325,095**	**$ 309,278**	**$ 215,849**

1) Presented as a component of *Indemnified and repurchased loan expenses* on the Consolidated Statements of Income and Comprehensive Income in the Annual Report on Form 10-K for the year ended December 31, 2025 ("2025 10-K").
2) For the year ended December 31, 2024, includes goodwill impairment of $33.0 million and contingent consideration fair value adjustment of $34.5 million. For the year ended December 31, 2023, includes goodwill impairment of $62.0 million and contingent consideration fair value adjustment of $62.5 million.
3) In the 2025 10-K, the amounts for the years ended December 31, 2025 and 2023 are included as a component of *Asset impairments and other expenses* in the Consolidated Statements of Income.
4) The fair value of expected net cash flows from servicing, net of guaranty obligation.

WALKER & DUNLOP®

ADJUSTED EBITDA EXCLUDING IMPAIRMENT & REPURCHASE - RELATED CHARGES RECONCILIATION Reconciliation of Walker & Dunlop Net Income to Adjusted EBITDA Excluding Charges Year ended December 31, 2025 (in thousands) 56,247 $ Walker & Dunlop Net Income 22,013 Income tax expense 64,715 Interest expense on corporate debt 238,682 Amortization and depreciation 9,586 Provision (benefit) for credit losses 40,850 Indemnified and repurchased loan expenses 1 36,746 Asset impairments and other expenses 1 __ Net write - offs 26,747 Stock - based compensation expense (179,681) MSR income 2 315,905 $ Adjusted EBITDA Excluding Charges 1) This line represents an excluded charge. 2) T he fair value of expected net cash flows from servicing, net of guaranty obligation .

ADJUSTED CORE EPS EXCLUDING IMPAIRMENT & REPURCHASE - RELATED CHARGES RECONCILIATION Reconciliation of Walker & Dunlop Net Income to Adjusted Core Net Income Twelve months ended December 31, 2025 (in thousands) 56,247 $ Walker & Dunlop Net Income 9,586 Provision (benefit) for credit losses 20,092 Loan repurchases losses (1) __ Net write - offs 238,682 Amortization and depreciation (179,681) MSR income __ Goodwill impairment, net of contingent consideration liability fair value adjustments 1 (8,127) Contingent consideration accretion and fair value adjustments 4,215 Write - off of unamortized issuance costs from corporate debt paydown (25,034) Income tax expense adjustment 2 115,980 $ Adjusted Core Net Income 56,247 $ Walker & Dunlop Net Income 33,369 Diluted weighted average shares outstanding 1.64 $ Diluted EPS 115,980 $ Adjusted Core Net Income 33,369 Diluted weighted - average shares outstanding 3.39 $ Adjusted Core EPS 1) Presented as a component of Indemnified and repurchased loan expenses on the Consolidated Statements of Income and Comprehensive Income in the Q4 2025 Earnings Release. 2) Income tax impact of the above adjustments to adjusted core net income. Uses quarterly or annual effective tax rate as dis clo sed in the Condensed Consolidated Statements of Income and Comprehensive Income in the Q4 2025 Earnings Release. The effective rate is adjusted for the impacts of excess tax benefits and shortfalls.

TARGET ADJUSTED FINANCIAL MEASURE RECONCILIATION TO GAAP Reconciliation of Walker & Dunlop Net Income to Adjusted EBITDA Year ended December 31, 2030 High End Target Range Year ended December 31, 2030 Low End Target Range (in thousands) 343,659 $ 273,739 $ Walker & Dunlop Net Income 114,553 91,246 Income tax expense 59,834 60,349 Interest expense on term loan 293,719 275,931 Amortization and depreciation 41,120 39,449 Stock - based compensation expense 8,000 8,000 Provision (benefit) for credit losses (323,833) (279,702) MSR income 1 2,500 _ Other adjustments 539,552 $ 469,012 $ Adjusted EBITDA 1) T he fair value of expected net cash flows from servicing, net of guaranty obligation.

TARGET ADJUSTED CORE EPS RANGE RECONCILIATION TO GAAP Reconciliation of Walker & Dunlop Net Income to Adjusted Core Net Income Year ended December 31, 2030 High End Target Range Year ended December 31, 2030 Low End Target Range (in thousands) 343,659 $ 273,739 $ Walker & Dunlop Net Income 293,719 275,931 Amortization and depreciation 8,000 8,000 Provision (benefit) for credit losses (323,833 (279,702) MSR income 1 4,903 (1,057) Income tax expense adjustment 2,500 __ Other adjustments 328,948 $ 276,911 $ Adjusted Core Net Income 343,659 $ 273,739 $ Walker & Dunlop Net Income 34,215 34,215 Diluted weighted average shares outstanding 10.04 $ 8.00 $ Diluted EPS 328,948 $ 276,911 $ Adjusted Core Net Income 34,215 34,215 Diluted weighted - average shares outstanding 9.61 $ 8.09 $ Adjusted Core EPS 1) T he fair value of expected net cash flows from servicing, net of guaranty obligations.